UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of report (Date of earliest event reported): June 3, 2005

                              --------------------

                              PharmaFrontiers Corp.
                              ---------------------
             (Exact Name of Registrant as Specified in Its Charter)


                                      Texas
                                      -----
                 (State or Other Jurisdiction of Incorporation)

                000-25513                                76-0333165
                ---------                                ----------
        (Commission File Number)            (I.R.S. Employer Identification No.)

    2408 Timberloch Place, Suite B-7
          The Woodlands, Texas                              77380
          --------------------                              -----
(Address of Principal Executive Offices)                  (Zip Code)

       Registrant's telephone number, including area code: (281) 272-9331

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))


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Item 8.01   Other Events.

     On June 3, 2005, Registrant announced interim results of two Phase I/II clinical trials for Multiple Sclerosis in a press release. A copy of the press release is attached as Exhibit 99.1.


Item 9.01   Financial Statements and Exhibits

    (c) Exhibit 99.1

The following exhibits are to be filed as part of this 8-K:


Exhibit No.          Description
-----------          -----------
99.1                 Press release issued June 3, 2005


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                       PHARMAFRONTIERS CORP.


                                       By:  /s/ David McWilliams
                                          ----------------------
                                       David McWilliams, Chief Executive Officer

DATE:  June 3, 2005


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                                  EXHIBIT INDEX



Exhibit No.          Description
-----------          -----------
99.1                 Press release issued June 3, 2005.